UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 27, 2011
Date of Report (Date of earliest event reported)
ZUNICOM, INC.
(Exact name of registrant as specified in its charter)

Texas	0-27210	75-2408297

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4315 West Lovers Lane Dallas, Texas	75209

(Address of principal executive offices)	(Zip Code)
(214) 352-8674
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
Signatures

Item 4.01        Changes in Registrant’s Certifying Accountant.

            As reported in the Company’s Form 8-K dated April 6, 2011, on April 6, 2011, the Board of Directors of the Company passed a resolution changing the Company’s independent registered public accounting firm from Meyers Norris Penny LLP of Toronto, Canada to Holtz Rubenstein Reminick LLP located in New York, NY. The Company’s operations are conducted through its wholly owned subsidiary, AlphaNet Hospitality Systems, Inc., primarily in the US. In deciding to change accountants, the Board concluded that having a US based accounting firm will save the Company accounting fees and expenses.

The Company signed an engagement agreement with Holtz Rubenstein Reminick LLP on April 27, 2011.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUNICOM, INC.
Date: April 27, 2011	By:	/s/ John Rudy
John Rudy
Chief Financial Officer